Exhibit 99.1
NEWS RELEASE

Contacts:

Jeff Warren	Chuck Grothaus
Investor Relations	Public Relations
763-505-2696	763-505-2614
FOR IMMEDIATE RELEASE
MEDTRONIC REPORTS THIRD QUARTER REVENUE OF $3.5 BILLION
•	Non-GAAP EPS growth of 13%; GAAP EPS growth of 829%

•	Double digit constant currency revenue growth in four out of seven business segments

•	GAAP cash flow from operations of $1.135 billion; free cash flow exceeds $1 billion
MINNEAPOLIS — Feb. 17, 2009 — Medtronic, Inc. (NYSE:MDT) today announced financial results for its third quarter of fiscal year 2009, which ended Jan. 23, 2009.
The company reported third quarter revenue of $3.494 billion, a three percent increase over third quarter revenue reported in fiscal year 2008 or a six percent increase after adjusting for an unfavorable $110 million foreign exchange impact. Revenue outside the United States grew to $1.318 billion (38 percent of total revenue for the quarter), a one percent increase or a nine percent increase after adjusting for the impact of foreign currency.
Net earnings in the third quarter were $723 million, or $0.65 per diluted share, an increase of 839 percent and 829 percent, respectively. After adjusting for in-process research and development charges of $72 million, or $0.06 per share, non-GAAP net earnings and diluted earnings per share in the period were $795 million, or $0.71 per diluted share, an increase of 12 percent and 13 percent, respectively.

“Despite global macroeconomic uncertainties and an unfavorable impact from foreign currency on our business units this quarter, Medtronic continues to deliver growth in a challenging environment,” said Bill Hawkins, Medtronic chairman and CEO. “Excluding the impact of foreign currency, four of our seven business units reported double digit revenue growth in the quarter and we continue to focus on delivering meaningful operating leverage.”
Cardiac Rhythm Disease Management
Cardiac Rhythm Disease Management (CRDM) revenue of $1.169 billion decreased four percent in the quarter or one percent after adjusting for an unfavorable $38 million foreign exchange impact. Worldwide implantable cardioverter defibrillator revenue was $694 million. Worldwide pacing revenue was $457 million. In February, the CRDM business announced the acquisition of Ablation Frontiers, which when combined with the previously announced acquisition of CryoCath Technologies, positions CRDM as a leader in the atrial fibrillation market.
Spinal
Spinal revenue of $832 million grew three percent or four percent after adjusting for an unfavorable $11 million foreign exchange impact. In the quarter, the core spinal business grew five percent on further adoption of its Legacy, Atlantis and MAST product portfolios. The Biologics business also stabilized in the quarter.
CardioVascular
Revenue in the CardioVascular business grew to $565 million, an increase of 10 percent or 16 percent with an unfavorable $27 million foreign exchange impact. Coronary stent revenue grew 25 percent and Endovascular revenue grew 49 percent on a constant currency basis. The commercial launch and availability of five new angioplasty products on a rapid exchange delivery system in the U.S. fueled growth in the CardioVascular business.
Neuromodulation
Neuromodulation revenue of $354 million grew 11 percent or 13 percent after adjusting for an unfavorable $9 million foreign exchange impact. Growth in pain management, gastro/urology and movement disorder product lines continue to drive this business.
Diabetes
Diabetes revenue of $277 million grew seven percent or 12 percent after adjusting for an unfavorable $12 million foreign exchange impact. Diabetes revenue grew on strong sales of durable pump and continuous glucose monitoring systems as well as solid performance in markets outside of the United States.
Surgical Technologies
Surgical Technologies revenue of $207 million grew six percent or 10 percent after adjusting for an unfavorable $8 million foreign exchange impact. Sales of Navigation equipment including the Fusion Image Guidance Surgery System and O-Arm® Imaging System continue to be strong in addition to positive growth in service revenue associated with the equipment.
Physio-Control
Physio-Control reported $90 million in revenue, a decrease of four percent or an increase of one percent after adjusting for an unfavorable $5 million foreign exchange impact.

Webcast Information
Medtronic will host a webcast today, Feb. 17 at 8 a.m. Eastern Time (7 a.m. Central Time), to provide information about its businesses for the public, analysts and news media. This quarterly webcast can be accessed by clicking on the Investor Relations link on the Medtronic home page at www.medtronic.com and this earnings release will be archived at www.medtronic.com/newsroom. Within 24 hours, a replay of the webcast and a transcript of the company’s prepared remarks will be available in the “Presentations & Transcripts” section of the Investor Relations homepage.
About Medtronic
Medtronic, Inc., headquartered in Minneapolis, is the world’s leading medical technology company, alleviating pain, restoring health and extending life for people with chronic disease. Its Internet address is www.medtronic.com.
This press release contains forward-looking statements regarding changes to our operating leverage, new acquisitions, new products, continued product acceptance, non-domestic and domestic growth and expected results in the fiscal fourth quarter, which are subject to risks and uncertainties, such as competitive factors, difficulties and delays inherent in the development, manufacturing, marketing and sale of medical products, government regulation and general economic conditions and other risk and uncertainties described in Medtronic’s Annual Report on Form 10-K for the year ended April 25, 2008. Actual results may differ materially from anticipated results. Medtronic does not undertake to update its forward-looking statements. Unless otherwise noted, all comparisons made in this news release are on an “as reported basis,” not on a constant currency basis, and references to quarterly figures increasing or decreasing are in comparison to the third quarter of fiscal year 2008.
-end-

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — WORLD WIDE
(Unaudited)
($ millions)

	FY 08	FY 08	FY 08	FY 08	FY 08	FY 09	FY 09	FY 09	FY 09	FY 09
	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total

REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$1,235	$1,148	$1,218	$1,363	$4,963	$1,303	$1,242	$1,169	$—	$3,714
Pacing Systems	494	495	478	540	2,008	526	506	457	—	1,490
Defibrillation Systems	726	639	726	806	2,897	764	724	694	—	2,182
Other	15	14	14	17	58	13	12	18	—	42

SPINAL	$644	$660	$808	$869	$2,982	$859	$829	$832	$—	$2,520
Core Spinal	454	462	455	498	1,869	477	485	479	—	1,441
Biologics	190	198	206	221	815	221	198	205	—	624
Kyphon Business	—	—	147	150	298	161	146	148	—	455

CARDIOVASCULAR	$486	$490	$512	$643	$2,131	$631	$596	$565	$—	$1,792
Coronary Stents	152	149	157	251	710	236	208	186	—	630
Other Coronary/Peripheral	95	96	103	116	408	113	107	110	—	330
Endovascular	69	70	70	76	285	87	95	99	—	281
Revasc & Surgical Therapies	102	105	109	115	431	117	112	103	—	332
Structural Heart Disease	68	70	73	85	297	78	74	67	—	219

NEUROMODULATION	$289	$321	$320	$381	$1,311	$348	$343	$354	$—	$1,045
Neuro Implantables	237	264	260	308	1,069	284	271	283	—	837
Gastroenterology & Urology	52	57	60	73	242	64	72	71	—	208

DIABETES	$241	$246	$258	$275	$1,019	$269	$272	$277	$—	$818

SURGICAL TECHNOLOGIES	$172	$185	$195	$228	$780	$202	$213	$207	$—	$622
Core Ear, Nose and Throat (ENT)	75	75	81	92	323	87	86	83	—	255
Neurologic Technologies	69	74	73	82	298	79	80	78	—	238
Navigation	28	36	41	54	159	36	47	46	—	129

PHYSIO-CONTROL	$60	$74	$94	$101	$329	$94	$75	$90	$—	$259

TOTAL	$3,127	$3,124	$3,405	$3,860	$13,515	$3,706	$3,570	$3,494	$—	$10,770

ADJUSTMENTS :

CURRENCY IMPACT (1)	$—	$—	$—	$—	$—	$157	$65	$(110)		$111

COMPARABLE OPERATIONS (1)	$3,127	$3,124	$3,405	$3,860	$13,515	$3,549	$3,505	$3,604	$—	$10,659

(1)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.
Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — US
(Unaudited)
($ millions)

	FY 08	FY 08	FY 08	FY 08	FY 08	FY 09	FY 09	FY 09	FY 09	FY 09
	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total

REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$754	$679	$726	$765	$2,922	$731	$702	$670	$—	$2,104
Pacing Systems	244	237	218	242	940	233	228	206	—	668
Defibrillation Systems	504	434	502	515	1,955	492	472	454	—	1,417
Other	6	8	6	8	27	6	2	10	—	19

SPINAL	$530	$540	$642	$683	$2,395	$682	$647	$658	$—	$1,987
Core Spinal	349	352	341	363	1,405	358	358	352	—	1,067
Biologics	181	188	195	208	772	208	184	194	—	586
Kyphon Business	—	—	106	112	218	116	105	112	—	334

CARDIOVASCULAR	$167	$173	$165	$256	$761	$253	$235	$224	$—	$711
Coronary Stents	20	21	20	98	158	92	68	59	—	219
Other Coronary/Peripheral	24	24	26	28	104	28	26	29	—	80
Endovascular	35	37	31	35	138	41	51	51	—	144
Revasc & Surgical Therapies	49	52	49	51	200	52	51	49	—	152
Structural Heart Disease	39	39	39	44	161	40	39	36	—	116

NEUROMODULATION	$201	$239	$227	$262	$929	$238	$249	$254	$—	$741
Neuro Implantables	160	192	180	207	738	189	192	199	—	579
Gastroenterology & Urology	41	47	47	55	191	49	57	55	—	162

DIABETES	$163	$170	$170	$176	$681	$167	$180	$188	$—	$535

SURGICAL TECHNOLOGIES	$112	$120	$124	$141	$497	$127	$136	$132	$—	$396
Core Ear, Nose and Throat (ENT)	48	47	51	56	201	53	54	54	—	160
Neurologic Technologies	45	50	48	52	195	51	53	51	—	156
Navigation	19	23	25	33	101	23	29	27	—	80

PHYSIO-CONTROL	$21	$37	$44	$49	$151	$51	$47	$50	$—	$147

TOTAL	$1,948	$1,958	$2,098	$2,332	$8,336	$2,249	$2,196	$2,176	$—	$6,621

ADJUSTMENTS :

CURRENCY IMPACT	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

COMPARABLE OPERATIONS	$1,948	$1,958	$2,098	$2,332	$8,336	$2,249	$2,196	$2,176	$—	$6,621

Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenues may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — INTERNATIONAL
(Unaudited)
($ millions)

	FY 08	FY 08	FY 08	FY 08	FY 08	FY 09	FY 09	FY 09	FY 09	FY 09
	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total

REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$481	$469	$492	$598	$2,041	$572	$540	$499	$—	$1,610
Pacing Systems	250	258	260	298	1,068	293	278	251	—	822
Defibrillation Systems	222	205	224	291	942	272	252	240	—	765
Other	9	6	8	9	31	7	10	8	—	23

SPINAL	$114	$120	$166	$186	$587	$177	$182	$174	$—	$533
Core Spinal	105	110	114	135	464	119	127	127	—	374
Biologics	9	10	11	13	43	13	14	11	—	38
Kyphon Business	—	—	41	38	80	45	41	36	—	121

CARDIOVASCULAR	$319	$317	$347	$387	$1,370	$378	$361	$341	$—	$1,081
Coronary Stents	132	128	137	153	552	144	140	127	—	411
Other Coronary/Peripheral	71	72	77	88	304	85	81	81	—	250
Endovascular	34	33	39	41	147	46	44	48	—	137
Revasc & Surgical Therapies	53	53	60	64	231	65	61	54	—	180
Structural Heart Disease	29	31	34	41	136	38	35	31	—	103

NEUROMODULATION	$88	$82	$93	$119	$382	$110	$94	$100	$—	$304
Neuro Implantables	77	72	80	101	331	95	79	84	—	258
Gastroenterology & Urology	11	10	13	18	51	15	15	16	—	46

DIABETES	$78	$76	$88	$99	$338	$102	$92	$89	$—	$283

SURGICAL TECHNOLOGIES	$60	$65	$71	$87	$283	$75	$77	$75	$—	$226
Core Ear, Nose and Throat (ENT)	27	28	30	36	122	34	32	29	—	95
Neurologic Technologies	24	24	25	30	103	28	27	27	—	82
Navigation	9	13	16	21	58	13	18	19	—	49

PHYSIO-CONTROL	$39	$37	$50	$52	$178	$43	$28	$40	$—	$112

TOTAL	$1,179	$1,166	$1,307	$1,528	$5,179	$1,457	$1,374	$1,318	$—	$4,149

ADJUSTMENTS :

CURRENCY IMPACT (1)	$—	$—	$—	$—	$—	$157	$65	$(110)	$—	$111

COMPARABLE OPERATIONS (1)	$1,179	$1,166	$1,307	$1,528	$5,179	$1,300	$1,309	$1,428	$—	$4,038

(1)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.
Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)

	Three months ended		Nine months ended
	January 23,	January 25,	January 23,	January 25,
	2009	2008	2009	2008
	(in millions, except per share data)
Net sales	$3,494	$3,405	$10,770	$9,655

Costs and expenses:
Cost of products sold	848	870	2,586	2,502
Research and development expense	337	329	987	927
Selling, general and administrative expense	1,257	1,207	3,838	3,410
Special charges	—	78	—	78
Restructuring charges	—	—	96	14
Certain litigation charges	—	366	266	366
Purchased in-process research and development (IPR&D) charges	72	310	90	343
Other expense, net	50	119	344	248
Interest (income)/expense, net	(2)	(9)	17	(114)

Total costs and expenses	2,562	3,270	8,224	7,774

Earnings before income taxes	932	135	2,546	1,881

Provision for income taxes	209	58	505	463

Net earnings	$723	$77	$2,041	$1,418

Earnings per share:

Basic	$0.65	$0.07	$1.82	$1.25

Diluted	$0.65	$0.07	$1.81	$1.24

Weighted average shares outstanding:

Basic	1,115.0	1,126.9	1,118.7	1,132.9
Diluted	1,119.5	1,135.0	1,125.6	1,145.3

Cash dividends declared per common share	$0.188	$0.125	$0.563	$0.375

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS
TO CONSOLIDATED NON-GAAP NET EARNINGS
(Unaudited)
(in millions, except per share data)

	Three months ended
	January 23,		January 25,		Percentage
	2009		2008		Change
Net earnings, as reported	$723		$77		839%
Special charges	—		47	(b)
Certain litigation charges	—		275	(c)
IPR&D charges	72	(a)	314	(d)

Non-GAAP net earnings	$795		$713		12%

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS
TO CONSOLIDATED NON-GAAP DILUTED EPS
(Unaudited)

	Three months ended
	January 23,		January 25,		Percentage
	2009		2008		Change
Diluted EPS, as reported	$0.65		$0.07		829%
Special charges	—		0.04	(b)
Certain litigation charges	—		0.24	(c)
IPR&D charges	0.06	(a)	0.28	(d)

Non-GAAP diluted EPS	$0.71		$0.63		13%

(a)	The $72 million ($ 0.06 per share) after-tax IPR&D charge is related to technology acquired through the purchase of CryoCath Technologies Inc. that had not yet reached technological feasibility and had no future alternative use. In addition to disclosing IPR&D charges that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these IPR&D charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these IPR&D charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(b)	The $47 million ($0.04 per share) after-tax ($78 million pre-tax) special charge is related to impairment charges recognized on intangible assets associated with our benign prostatic hyperplasia product line acquired in fiscal year 2002. In the third quarter of fiscal year 2008, after carefully evaluating the development of the market relative to our original assumptions and analyzing our estimated future cash flows utilizing this technology, we determined that the carrying value of these intangible assets was impaired and a write-down was necessary. In addition to disclosing special charges that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these special charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these special charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(c)	The $275 million ($0.24 per share) after-tax certain litigation charges are related to a $123 million ($121 million after-tax) settlement of certain lawsuits relating to the Marquis line of implantable cardioverter defibrillators that were subject to a field action announced on February 11, 2005 and a $243 million ($154 million after-tax) reserve associated with litigation with Cordis Corporation, a subsidiary of Johnson & Johnson, that originated in October 1997. In addition to disclosing certain litigation charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(d)	The $314 million ($0.28 per share) after-tax IPR&D charges represent the cumulative impact of pre-tax charges of $290 million ($290 million after tax) related to a technology acquired through the purchase of Kyphon Inc. that had not yet reached technological feasibility and had no future alternative use and $20 million ($24 million after tax) related to the purchase of intellectual property from Setagon, Inc. that had not yet reached technological feasibility and had no future alternative use. In addition to disclosing IPR&D charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these IPR&D charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these IPR&D charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS
TO CONSOLIDATED NON-GAAP NET EARNINGS
(Unaudited)
(in millions, except per share data)

	Nine months ended
	January 23,		January 25,		Percentage
	2009		2008		Change
Net earnings, as reported	$2,041		$1,418		44%
Special charges	—		47	(d)
Restructuring charges	66	(a)	11	(e)
Certain litigation charges	176	(b)	275	(f)
IPR&D charges	83	(c)	339	(g)

Non-GAAP net earnings	$2,366		$2,090		13%

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS
TO CONSOLIDATED NON-GAAP DILUTED EPS
(Unaudited)

	Nine months ended
	January 23,		January 25,		Percentage
	2009		2008		Change
Diluted EPS, as reported	$1.81		$1.24		46%
Special charges	—		0.04	(d)
Restructuring charges	0.06	(a)	0.01	(e)
Certain litigation charges	0.16	(b)	0.24	(f)
IPR&D charges	0.07	(c)	0.29	(g)

Non-GAAP diluted EPS	$2.10		$1.82		15%

(a)	The $66 million ($0.06 per share) after-tax restructuring charge is related to a global realignment initiative that the Company began in the fourth quarter of fiscal year 2008. This initiative focuses on shifting resources to those areas where the Company has the greatest opportunities for growth and streamlining operations to drive operating leverage. The global realignment initiative impacts most businesses and certain corporate functions. The majority of the expense recognized in the first quarter of fiscal year 2009 is related to the execution of our global realignment initiative outside the United States. This includes the realignment of personnel throughout Europe and the Emerging Markets and the closure of an existing facility in the Netherlands that will be integrated into the U.S. operations. The remainder of the expense is associated with compensation provided to employees identified in the fourth quarter of fiscal year 2008 whose employment terminated with the Company in the first quarter of fiscal year 2009. These incremental costs were not accrued in the fourth quarter of fiscal year 2008 because these benefits had not yet been communicated to the impacted employees. In addition to disclosing restructuring charges that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(b)	The $176 million ($0.16 per share) after-tax certain litigation charge is related to a $229 million ($152 million after-tax) charge related to the final judgment in litigation with the Cordis Corporation (a subsidiary of Johnson & Johnson) that originated in October 1997 and a $37 million ($24 million after-tax) charge related to the settlement of litigation with Fastenetix LLC that originated in May 2006. The charge related to litigation with the Cordis Corporation was in addition to a $243 million reserve recorded in the third quarter of fiscal year 2008. In addition to disclosing certain litigation charges that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(c)	The $83 million ($0.07 per share) after-tax IPR&D charge represents the cumulative impact of pre-tax charges of $72 million ($72 million after tax) related to a technology acquired through the purchase of CryoCath Technologies, Inc. that had not yet reached technological feasibility and had no future alternative use and $18 million ($11 million after tax) related the purchase of certain intellectual property for use in the Spine business that was expensed as IPR&D since technological feasibility of the underlying product had not yet been reached and such technology has no future alternative use. In addition to disclosing IPR&D charges that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these IPR&D charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these IPR&D charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(d)	The $47 million ($0.04 per share) after-tax ($78 million pre-tax) special charge is related to impairment charges recognized on intangible assets associated with our benign prostatic hyperplasia product line acquired in fiscal year 2002. In the third quarter of fiscal year 2008, after carefully evaluating the development of the market relative to our original assumptions and analyzing our estimated future cash flows utilizing this technology, we determined that the carrying value of these intangible assets was impaired and a write-down was necessary. In addition to disclosing special charges that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these special charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these special charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(e)	The $11 million ($0.01 per share) after-tax restructuring charge is related to restructuring initiatives that the Company began in the fourth quarter of fiscal year 2007. These initiatives were designed to drive manufacturing efficiencies in our CardioVascular business, downsize our Physio-Control business due to our voluntary suspension of U.S. shipments, and rebalance resources within our Cardiac Rhythm Disease Management (CRDM) business to reflect the market dynamics. In the first quarter of fiscal year 2008, the Company recognized expense associated with compensation and early retirement benefits provided to employees whose employment terminated with the Company in the first quarter of fiscal year 2008 which could not be accrued in the fourth quarter of fiscal year 2007. In addition to disclosing restructuring charges that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(f)	The $275 million ($0.24 per share) after-tax certain litigation charges are related to a $123 million ($121 million after-tax) settlement of certain lawsuits relating to the Marquis line of implantable cardioverter defibrillators that were subject to a field action announced on February 11, 2005 and a $243 million ($154 million after-tax) reserve associated with litigation with Cordis Corporation, a subsidiary of Johnson & Johnson, that originated in October 1997. In addition to disclosing certain litigation charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(g)	The $339 million ($0.29 per share) after-tax IPR&D charges represent the cumulative impact of pre-tax charges of $290 million ($290 million after tax) related to a technology acquired through the purchase of Kyphon Inc. that had not yet reached technological feasibility and had no future alternative use, $20 million ($24 million after tax) related to the purchase of intellectual property from Setagon, Inc. that had not yet reached technological feasibility and had no future alternative use, and $25 million ($18 million after-tax) milestone payment related to a royalty bearing, non-exclusive patent cross-licensing agreement with NeuroPace, Inc. that the Company entered into in the first quarter of fiscal year 2006. This payment was expensed as IPR&D since technological feasibility of the project has not yet been reached and such technology has no future alternative use. The additional $8 million ($7 million after-tax) charge is related to a group of payments made for which the underlying assets acquired have no technological feasibility or alternative use. In addition to disclosing IPR&D charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these IPR&D charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these IPR&D charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

MEDTRONIC, INC.
RECONCILIATION OF OUS REVENUE GROWTH AT CONSTANT CURRENCY
(Unaudited)

	Three months ended			Percentage
	January 23, 2009		January 25, 2008	Change
OUS Revenue, as reported	$1,318		$1,307	1%
Currency Impact	110	(a)	—

OUS Revenue, comparable currency rates	$1,428		$1,307	9%

MEDTRONIC, INC.
RECONCILIATION OF OPERATING CASH FLOW TO FREE CASH FLOW
(Unaudited)

	Nine months ended		Six months ended		Three months ended
	January 23, 2009		October 24, 2008		January 23, 2009
Net cash provided by operating activities	$2,755		$1,620		$1,135
Additions to property, plant, and equipment	(378)		(263)		(115)

Free cash flow	$2,377	(b)	$1,357	(b)	$1,020	(b)

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

(b)	Medtronic calculates free cash flow by subtracting additions to property, plant and equipment from operating cash flows.

MEDTRONIC, INC.
CONSTANT CURRENCY GROWTH BY OPERATING SEGMENT — WORLD WIDE
(Unaudited)
($ millions)

				Currency	Constant
	FY 09	FY 08		Impact	Currency
	QTR 3	QTR 3	Growth	On Growth (a)	Growth (a)

REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$1,169	$1,218	-4%	-3%	-1%
Pacing Systems	457	478	-4%	-3%	-1%
Defibrillation Systems	694	726	-4%	-3%	-1%
Other	18	14	29%	-14%	43%

SPINAL	$832	$808	3%	-1%	4%
Core Spinal	479	455	5%	-1%	6%
Biologics	205	206	0%	-1%	1%
Kyphon Business	148	147	1%	-2%	3%

CARDIOVASCULAR	$565	$512	10%	-6%	16%
Coronary Stents	186	157	18%	-7%	25%
Other Coronary/Peripheral	110	103	7%	-5%	12%
Endovascular	99	70	41%	-8%	49%
Revasc & Surgical Therapies	103	109	-6%	-5%	-1%
Structural Heart Disease	67	73	-8%	-3%	-5%

NEUROMODULATION	$354	$320	11%	-2%	13%
Neuro Implantables	283	260	9%	-3%	12%
Gastroenterology & Urology	71	60	18%	-4%	22%

DIABETES	$277	$258	7%	-5%	12%

SURGICAL TECHNOLOGIES	$207	$195	6%	-4%	10%
Core Ear, Nose and Throat (ENT)	83	81	2%	-5%	7%
Neurologic Technologies	78	73	7%	-3%	10%
Navigation	46	41	12%	-5%	17%

PHYSIO-CONTROL	$90	$94	-4%	-5%	1%

TOTAL	$3,494	$3,405	3%	-3%	6%

(a)	Medtronic believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, an not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	January 23,	April 25,
	2009	2008
	(in millions, except per share data)
ASSETS

Current assets:
Cash and cash equivalents	$1,283	$1,060
Short-term investments	460	553
Accounts receivable, less allowances of $60 and $99, respectively	2,954	3,287
Income tax receivable	50	73
Inventories	1,429	1,280
Deferred tax assets, net	368	600
Prepaid expenses and other current assets	662	469

Total current assets	7,206	7,322

Property, plant and equipment	4,804	4,743
Accumulated depreciation	(2,548)	(2,522)

Property, plant and equipment, net	2,256	2,221

Goodwill	7,744	7,519
Other intangible assets, net	2,186	2,193
Long-term investments	2,641	2,322
Long-term deferred tax assets, net	54	103
Other assets	677	518

Total assets	$22,764	$22,198

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings	$1,184	$1,154
Accounts payable	363	383
Accrued compensation	745	789
Other accrued expenses	876	1,209

Total current liabilities	3,168	3,535

Long-term debt	5,525	5,802
Long-term accrued compensation and retirement benefits	303	304
Long-term accrued income taxes	571	519
Other long-term liabilities	133	502

Total liabilities	9,700	10,662

Commitments and contingencies	—	—

Shareholders’ equity:
Preferred stock— par value $1.00	—	—
Common stock— par value $0.10	112	112
Retained earnings	12,987	11,710
Accumulated other comprehensive loss	(35)	(286)

Total shareholders’ equity	13,064	11,536

Total liabilities and shareholders’ equity	$22,764	$22,198

MEDTRONIC, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine months ended
	January 23,	January 25,
	2009	2008
	(in millions)
Operating Activities:
Net earnings	$2,041	$1,418
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	522	457
Special charges	—	78
IPR&D charges	90	343
Provision for doubtful accounts	31	23
Deferred income taxes	103	(144)
Stock-based compensation	178	163
Excess tax benefit from exercise of stock-based awards	(23)	(32)
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	252	(159)
Inventories	(230)	(17)
Accounts payable and accrued liabilities	(51)	320
Other operating assets and liabilities	(158)	450

Net cash provided by operating activities	2,755	2,900

Investing Activities:
Acquisitions, net of cash acquired	(381)	(4,179)
Purchase of intellectual property	(152)	(88)
Additions to property, plant and equipment	(378)	(423)
Purchases of marketable securities	(2,246)	(5,759)
Sales and maturities of marketable securities	2,182	7,991
Other investing activities, net	(270)	(228)

Net cash used in investing activities	(1,245)	(2,686)

Financing Activities:
Change in short-term borrowings, net	41	707
Issuance of long-term debt	—	300
Payments on long-term debt	(316)	(172)
Dividends to shareholders	(632)	(425)
Issuance of common stock	393	326
Excess tax benefit from exercise of stock-based awards	23	32
Repurchase of common stock	(726)	(1,464)

Net cash used in financing activities	(1,217)	(696)

Effect of exchange rate changes on cash and cash equivalents	(70)	(45)

Net change in cash and cash equivalents	223	(527)

Cash and cash equivalents at beginning of period	1,060	1,256

Cash and cash equivalents at end of period	$1,283	$729